Exhibit 10.3

                            INDUSTRIAL BUILDING LEASE

        THIS LEASE is made as of the l st day of August, 2004 between CENTERPOINT PROPERTIES TRUST,; a Maryland real estate investment trust ("LANDLORD"), and THE KNOCKOUT GROUP, INC., a corporation ("TENANT").


                             ARTICLE I- LEASE TERMS

SECTION 1.1. DEFINITIONS. In addition to the other terms, which are elsewhere defined in this Lease, the following terms and phrases, whenever used in this Lease shall have the meanings set forth in this Section 1.1, and only such meanings, unless such meanings are expressly contradicted, limited or expanded elsewhere herein.

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 PERIOD                         ANNUAL BASE RENT            MONTHLY BASE RENT
-------------------------------------------------------------------------------
 August 1, 2004 -
 September 30, 2004               Partial Year                  $20,625.00
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 October 1, 2004 -
 January 31, 2005                 Partial Year                  $37,125.00
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 February 1, 2005 -
 July 31, 2005                    Partial Year                  $66,720.64
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 August 1, 2005 -
 July 31, 2006                     $820,663.84                  $68,388.65
-------------------------------------------------------------------------------
 August 1,2006--
 July 31, 2007                     $841,180.44                  $70,098.37
                                                      Y
-------------------------------------------------------------------------------

 B. COMMENCEMENT DATE: August 1, 2004.

 C. INITIAL MONTHLY RENT ADJUSTMENT DEPOSIT: $6,583.34
    ----------------------------------------

    (i)      Initial Tax Deposit: $5,166.67
    (ii)     Initial Expense Deposit: $1,416.67

 D. LANDLORD'S BROKER: CB Richard Ellis.


E.  LANDLORD'S MAILING ADDRESS:
    1808 Swift Road
    Oak Brook,  Illinois 60523
    Attention: Mr. Paul T. Ahern

F. SECURITY DEPOSIT: $100,000.00. Tenant shall increase to $150,000.00 by October 1, 2004 and to $175,000.00 by February 1, 2005

G. TENANT'S BROKER: CB Richard Ellis.

TENANT'S BROKER: CB Richard Ellis.

TENANT'S MAILING ADDRESS:
The Knockout Group 118 N.
Halsted Street Chicago, Illinois 60661
Attention: Mr. John Bellamy


TENANT'S PROPORTION:

April 1, 2004 - September 30, 2004:                30.9%

October 1, 2004 - January 31, 2005:                55.6%

February 1, 2005 - Termination Date              100.00%

J. Term: The thirty-six (36) month term, commencing as of the Commencement Date and ending on the Termination Date, unless sooner terminated by Landlord as provided hereunder.

K. TERMINATION DATE: -(March) . [July] 31, 2007. Use: Contract packaging and related lawful uses.

      SECTION 1.2. - SIGNIFICANCE OF DEFINITIONS. Each reference in this Lease to any of the Definitions contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Definition.


      SECTION 1.3. ENUMERATION OF EXHIBITS. The exhibits in this Section and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

Exhibit "A" Premises
Exhibit "B" Legal Description
Exhibit "C" Form of Estoppel Certificate

    TENANT'S MAILING ADDRESS:
    -------------------------------------------------
    The Knockout Group
    118 N. Halsted Street
    Chicago, Illinois 60661
    Attention: Mr. John Bellamy

    TENANT'S PROPORTION:
    -------------------------------------------------

    April 1, 2004 - September 30, 2004:              30.9%

    October 1, 2004 - January 31, 2005:              55.6%

    February 1, 2005 - Termination Date             100.00%


      J. TERM: The thirty-six (36) month term, commencing as of the Commencement Date and ending on the Termination Date, unless sooner terminated by Landlord as provided hereunder.'

      K. Termination Date: July 31, 2007.

      L. Use: Contract packaging and related lawful uses.



      SECTION 1.1 SIGNIFICANCEOF DEFINITIONS. Each reference in this Lease to any of the Definitions contained in Section 1.1 of this Article shall be deemed and construed to incorporate all of the terms provided under each such Definition.

      SECTION 1.3. ENUMERATION OF EXHIBITS. The exhibits in this Section and attached to this Lease are incorporated in this Lease by this reference and are to be construed as a part of this Lease.

      Exhibit "A" Premises
      Exhibit "B" Legal Description
      Exhibit "C" Form of Estoppel Certificate


                              ARTICLE II-- PREMISES

      SECTION 2.1. LEASE. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of Tenant to be kept, observed and performed, does by these presents, lease to Tenant, and Tenant hereby leases from Landlord, the demised premises ("PREMISES"), being depicted in the plan attached hereto as EXHIBIT "A" including the right to use the parking areas and loading docks shown on EXHIBIT "A The Premises shall be delivered to Tenant in three phases (i) that portion of the Premises marked as "Phase 1" on EXHIBIT "A" shall be delivered as of the Commencement Date; (ii) that portion of the Premises marked as "Phase 2" on EXHIBIT "A" shall be delivered on or before October 1, 2004; and (iii) an additional approximately 71,747 square feet shall be delivered on or before February 1, 2005. The Premises are located in the building ("BUILDING") located at 100, Whitehall, Northlake, Illinois, which Building is located on the land ("Land") legally described on EXHIBIT "B" attached hereto. The Land and Building are sometimes collectively referred to as the "Project". The lease of the Premises shall be subject to, and Tenant shall at all times during the Term comply with, all covenants, conditions, agreements, easements, encumbrances and restrictions of record as of the date hereof affecting the, Project (collectively "RESTRICTIONS"), provided Landlord has delivered to Tenant true, correct and complete copy; of any such

                                    LANDLORD:



      IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.


                                BY: /S/ JOHN BELLAMY
                                --------------------------
                                NAME: JOHN BELLAMY
                                TITLE: CHAIRMAN/ CEO


                        ATTEST:

                                BY: /S/ KATIE GREEN
                                --------------------------
                                NAME: KATIE GREEN
                                TITLE: CHIEF ADMIN OFFICER


LANDLORD:


      CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust




                        By:
                        Name:
                        Title:




                        By:_______________________
                        Name